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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K/A
                               Amendment No. 1


                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported)  February 13, 1998


     Morgan Stanley Capital I Inc., as depositor under the Pooling and Servicing Agreement, to be dated as of March 1, 1998, providing for the issuance of the Mortgage Pass-Through Certificates, Series 1998-1.

                        MORGAN STANLEY CAPITAL I INC.
   --------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


         Delaware              333-45467       13-3291626
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


1585 Broadway
New York, New York                                  10036
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 703-4000
                                                   --------------


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Item 5.  Other Events.
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Filing of Collateral Term Sheet.
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     Pursuant to Rule  424(b) under the Securities Act  of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Morgan Stanley Capital I Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Mortgage Pass-Through Certificates, Series
1998-1 (the  "Certificates").   In connection with  the offering  of Mortgage
Pass-Through Certificates, Series 1998-1, Morgan Stanley & Co. Incorporated, as Underwriter (the "Underwriter") of the Certificates, has prepared a collateral term sheet containing descriptive data about the collateral
underlying   the  proposed  offering   (the  "Collateral  Term   Sheet")  for
distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheet.

        The Collateral Term Sheet was annexed as Exhibit 99 to a Form 8-K that the Company filed electronically on February 13, 1998. As a result of certain inadvertent electronic transmission errors with respect to that filing, certain figures in the Collateral Term Sheet were not accurately reproduced in the electronic filing. Accordingly, pursuant to Rule 103 of Regulation S-T, the Company is filing herewith a corrected copy of the Collateral Term Sheet (the "Corrected Collatral Term Sheet"), which accurately relfects all figures contained in the Collateral Term Sheet distributed to potential investors.
The Corrected Collateral Term Sheet is annexed hereto as Exhibit 99.


Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.
(b)
(c)  Exhibits:

        99.  Corrected Collateral Term Sheet.



                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MORGAN STANLEY CAPITAL I INC.


                              By: /s/ David R. Warren
                                  ----------------------
                                  David R. Warren
                                  President



Dated:  February 17, 1998


                                Exhibit Index
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Exhibit                                              Page
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    99.  Corrected Collateral Term Sheet               6